EXHIBIT 99

FORM 4 JOINT FILER INFORMATION

Name of
“Reporting Persons”:	Alloy Ventures 2005, L.P. Alloy Ventures 2005, LLC Alloy Investors 2000, L.P. Alloy Partners 2000, L.P.

Alloy Ventures 2000, L.P.
Alloy Ventures 2000, LLC
Alloy Annex I, L.P.
Alloy Annex I, LLC
Craig C. Taylor
John F. Shoch
J. Leighton Read, M.D.
Tony Di Bona
Daniel I. Rubin
Ammar H. Hanafi
Michael W. Hunkapiller

Address:	480 Cowper Street, 2nd Floor
Palo Alto, CA 94301

Designated Filer:	Alloy Corporate 2000, L.P.

Issuer and Ticker Symbol:	Favrille, Inc. (FVRL)

Date of Event:	March 7, 2006

Each of the following is a Joint Filer with Alloy Corporate 2000, L.P. and may be deemed to share indirect beneficial ownership in the securities set forth on the attached Form 4:

All Reporting Persons disclaim beneficial ownership of shares of Favrille, Inc. stock held by the other Reporting Persons herein, except to the extent of their respective pecuniary interest therein, if any. The filing of this statement shall not be deemed an admission that, for purposes of Section 16 of the Securities Exchange Act of 1934, or otherwise, any of the Reporting Persons are the beneficial owners of all of the equity securities covered by this statement.

Alloy Ventures 2005, L.P.

By:	Alloy Ventures 2005, LLC
Its General Partner

By:	/s/ Douglas E. Kelly
Douglas E. Kelly, Managing Member

Alloy Ventures 2005, LLC

By:	/s/ Douglas E. Kelly

Douglas E. Kelly, Managing Member

Alloy Corporate 2000, L.P.

By:	Alloy Ventures 2000, LLC
Its General Partner

By:	/s/ Douglas E. Kelly
Douglas E. Kelly, Managing Member

Alloy Investors 2000, L.P.

By:	Alloy Ventures 2000, LLC
Its General Partner

By:	/s/ Douglas E. Kelly
Douglas E. Kelly, Managing Member

Alloy Partners 2000, L.P.

By:	Alloy Ventures 2000, LLC
Its General Partner

By:	/s/ Douglas E. Kelly
Douglas E. Kelly, Managing Member

Alloy Ventures 2000, L.P.

By:	Alloy Ventures 2000, LLC
Its General Partner

By:	/s/ Douglas E. Kelly
Douglas E. Kelly, Managing Member

Alloy Ventures 2000, LLC

By:	/s/ Douglas E. Kelly
Douglas E. Kelly, Managing Member

Alloy Annex I, L.P.

By:	Alloy Annex I, LLC
Its General Partner

By:	/s/ Douglas E. Kelly
Douglas E. Kelly, Managing Member

Alloy Annex I, LLC

By:	/s/ Douglas E. Kelly
Douglas E. Kelly, Managing Member

/s/Craig C. Taylor
Craig C. Taylor

/s/John F. Shoch
John F. Shoch

/s/Leighton Read, M.D.
J. Leighton Read, M.D.

/s/Tony Di Bona
Tony Di Bona

/s/Daniel I. Rubin
Daniel I. Rubin

/s/Ammar H. Hanafi
Ammar H. Hanafi

/s/Michael W. Hunkapiller
Michael W. Hunkapiller